Southcoast Financial Corporation
                                  News Release
                              Southcoast Announces
                               Increased Earnings



Mt. Pleasant, S.C., April 7, 2006 / PRNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited pre-tax income of $2,087,000 and unaudited net income of $1,336,000, or $.25 per basic share, for the quarter ended March 31, 2006. This compares to pre-tax income of $1,344,000 and net income of $889,000, or $0.25 per basic share for the quarter ended March 31, 2005. The March 31, 2006 earnings per share are based on 4,955,553 average shares compared to 3,286,475 average shares for the first quarter, 2005. This increase in shares is primarily the result the issuance of 1,610,000 shares for the stock offering completed in the fourth quarter of 2005. The average shares have been adjusted for the stock dividend payable May 26, 2006. Chairman and Chief Executive Officer, L. Wayne Pearson said, "Southcoast Financial Corporation continues to increase earnings and expand its asset base. The increased profits are the result of the solid growth in our earning assets and the maturing of our branch network."

Total assets as of March 31, 2006 were $504.1 million compared to $393.2 million as of March 31, 2005, an increase of 28.2%. Loans, excluding loans held for sale, increased to $376.3 million, up 22.2% from $307.9 million as of March 31, 2005. Deposits, during the same period, grew 12.8% to $329.0 million. As of March 31, 2006, the ratio of nonperforming assets to total assets was 0.29% and the allowance for loan losses as a percentage of loans was 1.20%.

The Corporation currently has eight branches and has plans to open in the fourth quarter of 2006 a branch at the intersection of Highway 17N at Park West and South Morgans Point Road in Mt. Pleasant South Carolina. The Corporation also has just announced plans to expand into the Hilton Head and Beaufort areas of South Carolina by opening four branches in the next two years. "This expansion is all part of our strategic branch expansion program and utilization of our capital," Pearson noted.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on the NASDAQ National Market under the symbol SOCB.


This press release contains "forward-looking statements" about branch openings and our expectations regarding the future performance of our branches within the meaning of the Securities Litigation Reform Act of 1995. Such forward-looking statements give our expectations or forecasts of future events and are based on information presently available to the Company's management and are subject to various risks and uncertainties, including the assumptions about expansion of the communities near such branches, the growth and mix of the branches' customers, assets and deposits, and the cost of operating the branches.

Forward-looking statements can be affected by assumptions which fail to materialize or are inaccurate or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward-looking statements can be guaranteed. Our actual results may vary materially. For a discussion of these risks, see and the other risks described in the Company's SEC reports and filings under " Special Cautionary Notice Regarding Forward Looking Statements" and "Risk Factors." You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made.





We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects to our reports to the SEC.


SOURCE   Southcoast Financial Corporation
/ Contact Robert M. Scott, Executive Vice President and
   Chief Financial Officer, (843) 216-3012

                                                                                 Southcoast Financial Corporation
                                                                                    Consolidated Balance Sheets

                                                              March 31        March 31        Dec. 31        Dec. 31        Dec. 31
                                                                2006           2005            2005            2004          2003
                                                                ----           ----            ----            ----          ----
                                                            (Unaudited)     (Unaudited)      (Audited)      (Audited)      (Audited)
Assets
Cash and due from banks ................................     $  19,317      $   5,251       $  14,378      $  11,853      $   5,550
Federal Funds sold .....................................        24,034         24,749          16,964          4,236         12,031
Investments ............................................        55,344         27,471          35,203         24,831         22,488
Loans held for sale ....................................         5,424          8,400           9,275         12,010            427
Loans:
 Commercial ............................................       174,229        150,017         171,195        144,908        110,873
 Mortgage and Construction .............................       198,742        154,540         196,129        143,870         81,701
 Consumer ..............................................         3,302          3,354           8,602          7,832          9,534
                                                             ---------      ---------       ---------      ---------      ---------
  Total loans ..........................................       376,273        307,911         375,926        296,610        202,108
Less: Allowance for loan losses ........................         4,525          3,576           4,270          3,403          2,376
                                                             ---------      ---------       ---------      ---------      ---------
Net loans ..............................................       371,748        304,335         371,656        293,207        199,732
Fixed assets ...........................................        20,008         16,839          19,898          4,844          9,805
Other assets ...........................................         8,194          6,140           9,225          5,122          3,184
                                                             ---------      ---------       ---------      ---------      ---------
    Total Assets .......................................     $ 504,069      $ 393,185       $ 476,599      $ 356,103      $ 253,217
                                                             =========      =========       =========      =========      =========
Liabilities & Shareholders' Equity
Deposits:
 Non interest bearing ..................................     $  42,217      $  36,385       $  38,754      $  27,955      $  19,647
 Interest bearing ......................................       286,764        255,319         272,800        230,198        146,566
                                                             ---------      ---------       ---------      ---------      ---------
  Total deposits .......................................       328,981        291,704         311,554        258,153        166,213
Other borrowings .......................................        77,053         51,000          67,000         58,000         41,100
Other liabilities ......................................         1,804          1,745           3,075          2,034          1,149
Junior subordinated debentures .........................        21,655         11,345          21,655         11,345         11,345
                                                             ---------      ---------       ---------      ---------      ---------
   Total liabilities ...................................       429,493        355,794         403,284        329,532        219,807

Shareholders' Equity
 Common Stock ..........................................        70,306         37,552          70,268         34,081         33,298
 Retained Earnings .....................................         4,270           (161)          3,047          2,490            112
                                                             ---------      ---------       ---------      ---------      ---------
   Total shareholders' equity ..........................        74,576         37,391          73,315         36,571         33,410
                                                             ---------      ---------       ---------      ---------      ---------
   Total Liabilities and
     Shareholders' equity ..............................     $ 504,069      $ 393,185       $ 476,599      $ 366,103      $ 253,217
                                                             =========      =========       =========      =========      =========

Book Value Per Share ...................................     $   13.68      $   10.25       $   13.45      $   10.17      $    9.36
Reserve to Loans Ratio .................................          1.20%          1.23%           1.14%          1.15%          1.18%

Adjusted for a 10% stock dividend in 2006, 2005, 2004, and a 10% and 5% dividends in 2003.

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                    (Dollars in thousands, except share data)


                                                            Quarter Ended
                                                            -------------
                                                       March 31,      March 31,
                                                        2006            2005
                                                        ----            ----
                                                     (Unaudited)     (Unaudited)
Interest Income
 Interest and fees on loans ....................      $    6,734      $    4,853

 Interest on investments .......................             595             281
 Interest on Fed funds sold ....................             105             115
                                                      ----------      ----------
   Total interest income .......................           7,434           5,249

Interest expense ...............................           3,408           2,103
                                                      ----------      ----------
   Net interest income .........................           4,026           3,146
Provision for loan losses ......................             319             171
                                                      ----------      ----------
   Net interest after provision ................           3,707           2,975

Other noninterest income .......................             792             442
                                                      ----------      ----------
   Total operating income ......................           4,499           3,417

Noninterest expense
 Salaries and benefits .........................           1,477           1,256
 Occupancy and equipment .......................             187             142
 Other expenses ................................             748             675
                                                      ----------      ----------
   Total noninterest expense ...................           2,412           2,073

Income before taxes ............................           2,087           1,344
Income tax expense .............................             751             455
                                                      ----------      ----------
Net income .....................................      $    1,336      $      889
                                                      ==========      ==========
Basic net income per common share ..............      $     0.25      $     0.25

Diluted net income per common share ............      $     0.24      $     0.24

Average number of common shares
    Basic (1) ..................................       5,451,108       3,586,523
    Diluted (1) ................................       5,467,453       3,637,613

(1) Adjusted for a 10% stock dividend in 2006 and 2005.

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                    Year          Year          Year          Year          Year
                                         Three Months Ended         Ended         Ended         Ended         Ended         Ended
                                         ------------------         -----         -----         -----         -----         -----
                                       March 2006   March 2005    Dec. 2005     Dec. 2004     Dec. 2003     Dec. 2002     Dec. 2001
                                       ----------   ----------    ---------     ---------     ---------     ---------     ---------
                                             (Unuadited)
INCOME STATEMENT DATA
   Net interest income ...........   $    4,026    $    3,146    $   13,914    $   10,692    $    7,858    $    5,458    $    4,236
   Provision for loan losses .....          319           171           865         1,146           735           480           321
   Nonoperating income ...........          792           442         2,725         2,700         1,711         1,767         1,137
   Nonoperating expenses .........        2,412         2,073         9,243         7,966         6,171         4,866         4,043
   Net income ....................        1,336           889         4,189         2,982         1,704         1,147           646

PER SHARE DATA *
 Net income per share
    Basic ........................   $     0.25    $     0.25    $     1.06    $     0.89    $     0.76    $     0.57    $     0.36
    Diluted ......................   $     0.24    $     0.24    $     1.06    $     0.82    $     0.74    $     0.55    $     0.35

BALANCE SHEET DATA
  Total assets ...................   $  504,069    $  393,185    $  476,599    $  366,103    $  253,217    $  181,169    $  124,309
  Total deposits .................      328,981       291,704       311,554       258,153       166,212       132,655        81,856
  Total loans (net) ..............      371,748       304,336       371,656       293,208       199,733       134,729        95,737
  Investment securities ..........       55,344        27,471        35,203        24,831        22,048         7,263         6,793
  Total earning assets ...........      470,326       370,995       440,942       344,482       238,009       168,225       113,323
  Advances from FHLB .............       77,000        51,000        67,000        58,000        41,100        23,500        30,400
  Junior subordinated debentures .       21,655        11,345        21,655        11,345        11,345        11,345             0
  Shareholders' equity ...........       74,551        37,391        73,315        36,571        33,410        12,709        11,549

Average shares outstanding
  Basic ..........................    5,451,108     3,614,602     3,941,199     3,366,523     2,246,398     2,021,109     1,783,008
  Diluted ........................    5,467,453     3,639,813     3,945,882     3,637,618     2,299,766     2,102,388     1,839,676

Key ratios **
  Return on assets ...............         1.15%         0.97%         1.04%         0.98%         0.79%         0.78%         0.59%
  Return on equity ...............         7.17%         9.68%         9.28%         8.56%        10.43%         9.45%         6.69%
  Equity to asset ratio ..........        14.79%         9.51%        15.38%         9.99%        13.19%         7.01%         9.29%
  Non-performing assets to assets          0.29%         0.27%         0.12%         0.27%         0.04%         0.06%         0.07%
  Reserve to loans ...............         1.20%         1.16%         1.14%         1.15%         1.18%         1.21%         1.25%
  Net interest margin ............         3.75%         3.53%         3.69%         3.78%         3.90%         4.02%         4.21%

  Employees ......................           88            80            96            77            68            61            50
  # of accounts ..................       10,726         9,619        10,728         9,391         7,814         6,899         4,975
  # of offices open ..............            8             7             8             7             5             5             4
  # of offices under construction             1             1             0             0             2             0             1
  # of office sites purchased ....            0             1             1             2             1             2             1
  ATM stand alone ................            1             1             1             1             0             0             0


* Per share date has been adjusted for 10% stock dividends in 2006, 2005, 2004, 2002, 2001 and a 15% dividend in 2003.
** Ratios for three months are annualized